UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                                January 17, 2001
                                (Date of Report)

                                DENMANS.com, Inc.
                 (Name of small business issuer in its charter)

         Colorado                        7389                      91-2015608
(State or jurisdiction of          (Primary Standard           (I.R.S. Employer
incorporation or organization)   Industrial Code Number)     Identification No.)

                        Suite 1512-550 South Hill Street
                         Los Angeles, California, 90013
                                 (604) 684-9461
          (Address and telephone number of principal executive offices)

                                 Stepp Law Group
                           1301 Dove Street, Suite 460
                            Newport Beach, California
                                   92660-9010
                                 (949) 660-9700
            (Name, address and telephone number of agent for service)

INFORMATION INCLUDED IN THIS REPORT:
-------------------------------------

ITEM 5.        OTHER EVENTS

Denmans.com, Inc. ("Registrant") announced in a press release distributed on January 16, 2001 that its Board of Directors has concluded that it is in the best interests of the Registrant to terminate its current business operations as an Internet based retailer of authentic jewelry, gemstones and watches and to explore strategic alternatives for the Registrant, which may include a merger, asset sale, investment in the Registrant or another comparable transaction or a financial restructuring and financings.

The Registrant also announced that all 17 employees of the Registrant's operating subsidiaries, DENMANS JEWELRY (CANADA) Inc. AND DENMANS JEWELRY (USA) Inc. have been given job elimination notices.

The text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

     (c)  EXHIBITS

          99.1 Press Release dated January 16, 2001


                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              DENMANS.COM, INC.

Date: January 17, 2001         By:  /s/ Douglas N. Bolen
                                 ----------------------------------
                                   Name:  Douglas N. Bolen
                                   Title: President